PORTFOLIO PARTNERS, INC.


                       SUPPLEMENT DATED DECEMBER 14, 2000
   TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000


The information in this Supplement updates and amends certain information contained in the May 1, 2000, Prospectus and Statement of Additional Information of Portfolio Partners, Inc. (the "Fund"). You should read this Supplement along with the Prospectus and Statement of Additional Information.

On November 14, 2000, shareholders of each Portfolio of the Fund approved five proposals placed before them at a special meeting of the shareholders of the Fund. Shareholders of each Portfolio approved a new Investment Advisory Agreement between the Fund and Aetna Life Insurance and Annuity Company ("ALIAC") and a "Manager-of-Managers" arrangement for each Portfolio of the Fund. The Manager-of-Managers arrangement allows ALIAC, with the approval of the Fund's Board of Directors, to enter into sub-advisory agreements with new investment management organizations or make material changes to existing sub-advisory agreements without the delays and expenses of calling special shareholder meetings. In addition, shareholders of the MFS Capital Opportunities Portfolio, MFS Emerging Equities Portfolio and MFS Research Growth Portfolio each approved a new sub-advisory agreement between ALIAC and Massachusetts Financial Services Company, ("MFS"); shareholders of the Scudder International Growth Portfolio approved a new sub-advisory agreement between ALIAC and Scudder Kemper Investments, Inc.; and shareholders of the T. Rowe Price Growth Equity Portfolio approved a new sub-advisory agreement between ALIAC and T. Rowe Price Associates, Inc. The new advisory and sub-advisory agreements were necessary because, as noted below, ING Groep N.V. ("ING") has acquired the financial services and international business of Aetna Inc., including ALIAC. The fees payable to the adviser or sub-advisers under the new advisory and sub-advisory agreements are the same as those payable under the old agreements.

Effective November 17, 2000, ALIAC's broker-dealer subsidiary, Aetna Investment Services, Inc. (which was subsequently converted to Aetna Investment Services,
LLC) ("AIS"), became the principal underwriter for the securities sold under the prospectus. AIS, a Delaware limited liability company, is registered as a broker-dealer with the Securities and Exchange Commission. AIS is also a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. AIS' principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. The new underwriting agreement is identical to the old agreement, except for the effective date and AIS as the Fund's new principal underwriter.

Effective December 1, 2000, John W. Ballen, President and Chief Investment Officer of MFS, portfolio manager with MFS since 1984 and portfolio manager of the MFS Emerging Equities Portfolio since its inception in 1997, will be joined in the management of the MFS Emerging Equities Portfolio by Dale A. Dutile and John E. Lathrop, both Vice Presidents of MFS who have been employed in the investment management area of MFS since 1994, and David E. Sette-

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Ducati,  also a Vice  President of MFS, who has been employed in the investment management area of MFS since 1995.

On December 13, 2000, ALIAC became an indirect wholly-owned subsidiary of ING. ING is a global financial institution active in the fields of insurance, banking and asset management. This change in ownership is not expected to result in any change in the investment management of the Fund, or have any affect on your investments in the Fund. In the future, you may begin to see the use of the ING lion logo on our printed materials.

Effective January 1, 2001, Scudder Kemper Investments, Inc., sub-adviser to the Scudder International Growth Portfolio (the "Portfolio"), will change its legal, corporate name to Zurich Scudder Investments, Inc. The name change will not result in any change in the investment management of the Portfolio, nor will it result in any material changes (other than the name of the sub-adviser) to the sub-advisory agreement between ALIAC and Scudder Kemper Investment, Inc., previously approved by shareholders of the Portfolio.

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